UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022 (May 3, 2022)

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
(a)    The Annual Meeting of Shareholders of American Express Company (the “Company”) was held on May 3, 2022. A quorum was present at the meeting as required by the Company’s By-laws. The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.
Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present but were not counted as votes cast on any matter. For matters 2-4, the percentages for and against each matter reflect all of the votes cast.
(b)
1.    Election of Directors.

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Thomas J. Baltimore	474,033,987	121,378,514	566,519	53,833,618
Charlene Barshefsky	584,659,884	10,827,262	491,874	53,833,618
John J. Brennan	591,017,498	4,391,048	570,474	53,833,618
Peter Chernin	546,498,637	48,643,326	837,057	53,833,618
Ralph de la Vega	592,138,818	3,214,526	625,676	53,833,618
Michael O. Leavitt	583,105,402	12,055,780	817,838	53,833,618
Theodore J. Leonsis	570,551,344	24,618,491	809,185	53,833,618
Karen L. Parkhill	594,212,117	1,290,461	476,442	53,833,618
Charles E. Phillips	592,048,919	3,312,380	617,721	53,833,618
Lynn A. Pike	592,792,907	2,685,445	500,668	53,833,618
Stephen J. Squeri	564,696,146	29,681,357	1,601,517	53,833,618
Daniel L. Vasella	576,830,349	18,317,147	831,524	53,833,618
Lisa W. Wardell	589,607,030	5,877,228	494,762	53,833,618
Christopher D. Young	583,148,389	11,982,251	848,380	53,833,618

All 14 of the Company's nominees for director received over a majority of votes cast.
2.    Votes regarding ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022 were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
638,940,663	98.38%	10,490,963	1.61%	381,012	—
3.    Votes regarding an advisory (non-binding) vote approving executive compensation were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
566,462,109	95.61%	25,952,699	4.38%	3,564,212	53,833,618
4.    Votes on a shareholder proposal relating to independent board chairman was as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
132,054,164	22.20%	462,758,910	77.79%	1,165,946	53,833,618

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Kristina V. Fink
Name: Kristina V. Fink
Title: Corporate Secretary

Date: May 4, 2022